Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
In January 2024, the Company gave notice to exercise its options to acquire eight Suezmax vessels for a total cost of $137.0 million, pursuant to repurchase options under related sale-leaseback arrangements. The Company expects to complete the repurchase and delivery of these eight vessels in March 2024. Upon delivery of these eight vessels, the vessels will be unencumbered (see note 8).

In February 2024, the Company completed the sale of one Aframax / LR2 vessel for $23.5 million. The vessel and its related bunkers and lube oil inventory were classified as held for sale on the Company's consolidated balance sheet as at December 31, 2023.